NAUTILUS, INC. RESTRICTED STOCK UNIT AGREEMENT THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”) is made by and between Nautilus, Inc., a Washington corporation (the “Company”), through its Board of Directors or a Committee thereof (the “Plan Administrator”), and the employee named on the notice of grant (“Grantee”) in the Grantee’s Company E*Trade account (the “Notice of Grant”). The date of grant of this award is as specified in the Notice of Grant (the “Grant Date”). WHEREAS, the Company has adopted the Nautilus, Inc. 2015 Long Term Incentive Plan, as amended (the “Plan”), pursuant to which the Company may grant Restricted Stock Units; and WHEREAS, the Company desires to give Grantee an opportunity to acquire or enlarge his/her equity ownership in the Company for the purpose of augmenting Grantee’s proprietary interest in the success of the Company and thereby focusing Grantee’s efforts on increasing shareholder value; and WHEREAS, the Company wishes to grant to Grantee the number of Restricted Stock Units provided for herein; NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows: 1. Grant of Restricted Stock Unit Award. 1.1 In accordance with the Plan, as of the Grant Date specified above, the Company hereby grants to Grantee the number of Restricted Stock Units specified in the Notice of Grant (the “Restricted Units”). Each Restricted Unit represents the right to receive one share of the Company’s common stock (“Common Stock”) upon the satisfaction of certain vesting requirements set forth in Section 2. 1.2 The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. 1.3 The Plan Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement. 2. Vesting. 2.1 Subject to Sections 2.2 through 2.4 below, thirty-three percent (33.34%) of the total number of Restricted Units shall vest at the end of the twelve (12) month period of Grantee’s continuous employment with the Company following the Date of Grant. Thereafter, an additional thirty-three (33.33%) of the total number of Restricted Units shall vest at the end of each subsequent twelve (12) month period of Grantee’s continuous employment with the Company. The period of time between the Date of Grant and the date a Restricted Unit becomes fully vested is referred to herein as the “Restriction Period.” 2.2 Except as expressly provided in Section 2.3, in the event of the termination of Grantee's employment or service with the Company for any reason prior to the Vesting Date, Grantee shall forfeit all rights, title, and interest in and to the Restricted Units which have not vested as of the date of termination of Grantee’s employment. Neither Grantee nor any of Grantee's successors, heirs, assigns or personal representatives shall have any rights or interests in any Restricted Units that are so forfeited. Exhibit 10.2

2 2.3 If Grantee's employment or service with the Company is terminated as a result of Grantee's death or total disability prior to the Vesting Date, then a prorated portion of the Restricted Units shall immediately vest. The number of Restricted Units vesting under this Section 2.3 shall be based on the number of completed months of service from the Date of Grant through the date of such death or disability, divided by thirty-six (36). 2.4. A prorated portion of the Restricted Units shall immediately vest upon the occurrence of any of the following events: (i) the sale, liquidation or other disposition of all or substantially all of the Company’s assets; (ii) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group hold less than a majority of the outstanding capital stock of the surviving corporation; or (iii) any person or entity, including any “person” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the “beneficial owner”, as defined in the Exchange Act, of shares of the Company’s Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company (each a “Corporate Event”). The number of Restricted Units vesting under this Section 2.4 shall be based on the number of completed months of service from the Date of Grant through the date of the applicable Corporate Event, divided by thirty-six (36). 3. Terms and Conditions of Award. The Restricted Units shall be subject to the following terms, conditions and restrictions: 3.1 The Restricted Units are bookkeeping entries only. During the Restriction Period the Grantee shall have no rights as a stockholder of the Company, no dividend rights and no voting rights with respect to unvested Restricted Units. 3.2 Restricted Units may not be transferred in any manner except as expressly permitted by the Plan. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee. 4. Delivery of Shares. 4.1 As soon as administratively practicable after the date upon which a Restricted Unit vests, and provided Grantee shall have paid the Withholding Liability to the Company pursuant to Section 5 hereof, the Company shall issue to Grantee or, at Grantee’s request, Grantee’s designated broker, one share of Stock free and clear of any restrictions in settlement of each vested Restricted Unit. 5. Income Taxes. 5.1 The Grantee shall be liable for all applicable income and withholding taxes, including without limitation, any federal, state, local or other income taxes, or any FICA, state disability insurance tax or other employment tax (“Payroll Taxes”) with respect to any compensation income arising out of the vesting and issuance of the Restricted Units hereunder and the issuance and the delivery of Common Stock in settlement thereof. 5.2 If the Company shall be required to withhold any Payroll Taxes in connection with the issuance and vesting of the Restricted Units or the issuance of shares of Common Stock upon settlement thereof, it shall be a condition to such vesting or issuance that the Grantee pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Grantee shall satisfy the minimum statutory tax withholding obligations by surrendering to the Company a portion of the Common Stock to be issued to the Grantee, and the shares of Common Stock so surrendered by the Grantee shall be credited against any such withholding obligation at the Fair Market Value per share of such Common Stock on the date that the amount of tax to be withheld is to be determined.

3 The Grantee will receive a cash refund for any fraction of a surrendered share not necessary for required Payroll Taxes. 5.3 If the Company cannot (under applicable legal, regulatory, listing or other requirements, or otherwise) satisfy any obligation to withhold Payroll Taxes in the manner described in Section 5.2, the Company may satisfy such withholding obligation by deducting such amount out of any other compensation otherwise payable to the Grantee. Grantee hereby consents to the Company withholding the full amount of the withholding obligation from any compensation or other amounts otherwise payable to Grantee, and Grantee agrees that the withholding and payment of any such amount by the Company to the relevant taxing authorities shall constitute full satisfaction of the Company’s obligation to pay such compensation of other amounts to Grantee. 5.4 Regardless of any action the Company takes with respect to any or all obligations to withhold Payroll Taxes, the Grantee acknowledges and agrees that the ultimate liability for Payroll Taxes legally due from Grantee is and remains the Grantee’s responsibility. 6. Miscellaneous Provisions. 6.1 Notices; Electronic Delivery. Any notices, designations, consents, offers, acceptances and any other communications required or permitted hereunder shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the principal office of the Company and, in the case of the Grantee, to the Grantee's physical or electronic mail address appearing on the books of the Company or to the Grantee's residence or to such other address as may be designated in writing by the Grantee. Grantee hereby consents to the electronic delivery of the Notice of Grant, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Award or the Common Stock. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. The Company will provide a paper copy of any documents delivered electronically at no cost upon request of the Grantee. Grantee acknowledges that his/her consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered, at any time by notifying the Company of such revised or revoked consent. Grantee acknowledges and understands that he/she is not required to consent to electronic delivery. 6.2 Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. 6.3 No Employment Contract. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment by the Company, or limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of the Grantee. 6.4 Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any Restricted Units or shares of unrestricted Common Stock or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law. 6.5 Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

4 6.6 Capital Adjustments. In the event of a material alteration in the capital structure of the Company on account of a recapitalization, stock split, reverse stock split, stock dividend or otherwise, this award shall be subject to adjustment by the Plan Administrator in accordance with the Plan. 6.7 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations in respect thereto. 6.8 Governing Law. This agreement shall be interpreted and construed in accordance with the laws of the State of Washington. 6.9 Section 409A. Anything herein to the contrary notwithstanding, any earned amount payable to Grantee hereunder shall be paid on or deferred until the earliest date as may be required to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended. IN WITNESS WHEREOF, the Company has indicated its agreement to the terms hereof by electronically posting this Agreement on the Grantee’s Company E*Trade account. By electronically accepting and acknowledging the Restricted Units in the manner provided in the Grantee’s Company E*Trade account, Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof and hereby accepts these Restricted Units subject to all the terms and provisions hereof.